Exhibit 10.2

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is entered into as of                           , 2008, by and among Progressive Gaming International Corporation, a Nevada corporation (the “Company”), with headquarters located at 920 Pilot Road Las Vegas, NV 89119, and Private Equity Management Group Financing Corporation, a California corporation (the “Purchaser”), with regard to the following:

RECITALS

A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

B. The Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (a) shares of the Company’s Common Stock, $0.10 par value per share (the “Common Stock”) and (b) a warrant (the “Warrant”) to purchase shares of Common Stock, in the form attached hereto as Exhibit A. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrant are referred to herein as “Warrant Shares.” The shares of Common Stock (exclusive of the Warrant Shares) issued to the Purchaser hereunder at the Closing (as hereinafter defined) are referred to herein as the “Initial Shares.” Any shares of Common Stock issued to the Purchaser hereunder subsequent to the Closing are referred to herein as the “Additional Shares” (and, together with the Initial Shares, the “Common Shares”). The Common Shares, the Warrant and the Warrant Shares are collectively referred to herein as the “Securities”.

C. The parties hereto have executed and delivered a Credit Agreement (the “Credit Agreement”) pursuant to which the Purchaser shall make available to the Company proceeds from a senior secured credit facility in consideration of which the parties hereto are entering into this Agreement. Capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

D. Contemporaneously with the funding of the Loans pursuant to the Credit Agreement, the parties hereto are executing and delivering this Agreement and a Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement” and collectively with this Agreement, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder, the “Transaction Documents”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I

ISSUANCE AND SALE OF COMMON STOCK AND WARRANT

1.1 Issuance of Initial Shares and Warrant. In partial consideration of the provision of credit to the Company pursuant to the Credit Agreement and subject to the terms and conditions of this Agreement, the issuance of One Million (1,000,000) Initial Shares and Warrant to the Purchaser shall be consummated in a “Closing.”

1.2 Issuance of Additional Shares. In partial consideration of the provision of credit to the Company pursuant to the Credit Agreement and if on November 15, 2008, the dollar volume weighted average price of the Common Stock as traded on the NASDAQ Global Market (“Nasdaq”) for the twenty (20) trading days prior to such date (determined as of such date) (the “20-day VWAP”) does not equal or exceed $1.50, then the Company shall issue Additional Shares to Purchaser such that the sum of the Additional Shares plus the Initial Shares multiplied by the 20-day VWAP equals a total value of One Million Five Hundred Thousand Dollars ($1,500,000), provided, that, in no event may the aggregate number of Additional Shares issued exceed 900,000 shares of Common Stock.

1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in ARTICLES VI and VII below, the date and time of the issuance, sale and purchase of the Initial Shares and Warrant pursuant to this Agreement shall be at 12:00 noon Eastern Time, on August 15, 2008.

ARTICLE II

PURCHASER’S REPRESENTATIONS AND

WARRANTIES

The Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing that the following statements are true and correct:

2.1 Incorporation and Standing. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Purchaser’s corporate headquarters are in the State of California.

2.2 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies of creditors generally, or by other equitable principles of general application.

2.3 Investment Purpose. Purchaser is purchasing the Securities for Purchaser’s own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement.

2.4 Accredited Investor Status. Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

2.5 Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

2.6 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2.7 Rule 144. Purchaser acknowledges that it is familiar with Rule 144, as amended, of the rules and regulations of the Securities and Exchange Commission, promulgated pursuant to the Securities Act (“Rule 144”). Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

2.8 Legends. Purchaser understands that, subject to ARTICLE V hereof, the certificates for the Warrant and, until such time as the Warrant Shares and Common Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in ARTICLE V hereof), the certificates for the Common Shares and the

Warrant Shares will bear a restrictive legend (the “Legend”), which will include language in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as of the date hereof and as of the Closing that the following statements are true and correct, except as set forth on the disclosure schedules attached hereto as Schedule 3 (the “Company Disclosure Schedules”) and except as disclosed in the SEC Documents (as hereinafter defined).

3.1 Organization and Qualification. Each of the Company and its subsidiaries (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as currently contemplated and, in the case of the Company, to issue the Securities hereunder, and to execute and deliver each Transaction Document to which it is a party, and to contemplate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. “Material Adverse Effect” means any change or event that has had or could reasonably be expected to have a material adverse effect on (i) the operations, business, assets, properties, or financial condition of (A) any Loan Party (other than the Inactive Subsidiaries), (B) any Subsidiary of any Loan Party that holds a Gaming License or otherwise has assets, revenues, operations or businesses that are material to any Loan Party, (C) the Loan Parties taken as a whole or (D) the Loan Parties and their Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, or (iv) the rights and remedies of Administrative Agent or any Lender under any Loan Document.

3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform under the Transaction Documents, and to issue,

sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Transaction Documents; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Initial Shares and the Warrant, and the reservation for issuance of the Additional Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders is required with respect to any of the transactions contemplated hereby or thereby (except for any action taken by the board of directors necessary in the future to carry out the purposes of the Transaction Documents); (c) this Agreement, the Registration Rights Agreement, the Initial Shares, and the Warrant have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement and the Warrant constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal or state securities laws. “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency or department thereof).

3.3 Capitalization. The authorized capital stock of the Company consists of (x) 100,000,000 shares of Common Stock, of which the number of shares issued and outstanding, shares reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans and shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock are set forth on Schedule 3.3 and (y) 5,000,000 shares of Preferred Stock, $0.10 par value of which 50,000 shares have been designated Series A Junior Participating Preferred Stock, and none of which are issued and outstanding. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3.3, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any Liens or encumbrances suffered or permitted by the Company; (ii) there is no outstanding Indebtedness of the Issuer nor are there any outstanding leasing or similar arrangements that, in connection with GAAP, consistently applied for the periods covered thereby, are classified as a capital lease; (iii) except for the Securities and the IGT Subordinated Debt and the warrants related thereto (and any registration rights related thereto), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its subsidiaries; (iv) except for the Registration Rights Agreement, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) except for the IGT Subordinated Debt, there are no outstanding securities or instruments of the Company or any of its subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities or the IGT Subordinated Debt and the warrants related thereto (and any registration rights related thereto); and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Purchaser true and correct copies of the Company’s Amended and Restated Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”). The Company has furnished to the Purchaser true and correct copies of the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”). The Company has set forth on Schedule 3.3 hereof all instruments, certificates, documents and agreements (other than the Articles of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

3.4 Issuance of Securities. The Initial Shares to be issued and the Warrant to be granted at the Closing have been duly authorized by all necessary corporate action and the Initial Shares, when issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and nonassessable and free from all taxes, Liens and charges with respect to the issue thereof, with the holder being entitled to all rights accorded to a holder of Common Stock. The Additional Shares and the Warrant Shares have been duly authorized by all necessary corporate action, and when the Additional Shares (if any) and the Warrant Shares are issued in accordance with the terms of this Agreement and the Warrant, respectively, such shares will be validly issued and outstanding, fully paid and nonassessable and free from all taxes, Liens and charges with respect to the issue thereof, with the holder being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in ARTICLE II of this Agreement, the issuance by the Issuer of the Securities is exempt from registration under the Securities Act.

3.5 No Conflicts or Violations. Except as disclosed in Section 3.5 of the Company Disclosure Schedules, the execution and delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Securities) at the Closing will not (i) result in a violation of the Articles of Incorporation or By-laws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party; or (ii) assuming the accuracy of each of the representations and warranties set forth in ARTICLE II of this Agreement, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Section 3.5 of the Company Disclosure Schedules, neither the Company nor any of its subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations or defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and will not be conducted, in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. The Company and its subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing. Neither the Issuer nor any of its officers or directors have violated Section 9(a) of the Exchange Act or any rules promulgated thereunder or analogous provisions of any applicable state securities or Blue Sky laws.

3.6 Nasdaq Compliance; Repurchase. The Company is not in violation of the listing requirements of The NASDAQ Stock Market, including, without limitation, the requirements set forth in Marketplace Rule 4350(i)(1)(D) and except as set forth on Schedule 3.6, has no knowledge of any facts that would lead to delisting or suspension of the Common Stock by The NASDAQ Stock Market in the foreseeable future. The Company has not purchased any issued and outstanding shares of Common Stock on the open market or in privately negotiated transactions or otherwise during the two month period prior to the Effective Date. The Company’s application for an exception to the shareholder approval requirements contained in Section 4350(i)(1)(D)(ii) of The NASDAQ Stock Market Marketplace Rules is true, correct and complete and sets forth the material terms of the transactions contemplated hereby and by the Credit Agreement.

3.7 SEC Documents; Financial Statements. Since December 31, 2006, the Company has timely filed all materials required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such documents collectively, the “SEC Documents”). The Company has made available to Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved and fairly present in all material respects the consolidated financial condition of the Company and its subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Except as set forth in a manner clearly evident to a sophisticated institutional investor in the consolidated financial statements or the notes thereto of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under generally accepted accounting principles to be reflected in such financial statements. To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of each contract or agreement, with respect to the Company or any of its subsidiaries, filed with the SEC as an exhibit to the Company’s periodic reports under the Exchange Act or required to be so filed pursuant to the rules and regulations promulgated under the Exchange Act or the Securities Act (each a “Material Contract”). None of the Company, its subsidiaries or, to the Company’s Knowledge, any of the other parties thereto, is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, could become a default on any Material Contract by the Company or its subsidiaries thereunder which default could reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

3.8 No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the entering into the Loan Documents and the IGT Subordinated Debt Documents, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and that has not been publicly disclosed at least ten days prior to the date hereof. Except as set forth in a manner clearly evident to a sophisticated institutional investor in the consolidated financial statements or the notes thereto of the Company included in the SEC Documents, no Loan Party or any of its subsidiaries has liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under GAAP to be reflected in such financial statements.

3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement contains an untrue statement of a material fact. None of the SEC Documents, at the time they were filed with the SEC (except as they have been subsequently amended or revised in the SEC Documents), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.10 Acknowledgment Regarding Purchaser’s Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between Purchaser and the Company, are “arms-length,” and that any statement made by Purchaser (except as set forth in ARTICLE II), or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser’s purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company’s decision to enter into this

Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

3.11 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

3.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any of its subsidiaries have taken any action or steps that would (i) require registration of any of the Securities under the Securities Act or (ii) require approval of the Company’s shareholders under The NASDAQ Stock Market Marketplace Rules.

3.13 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby other than as set forth in that certain agreement between the Company and Roth Capital Partners, LLC dated July 3, 2008.

3.14 Investment Company Acts. None of the Company, the Loan Parties or any of their respective subsidiaries is an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

3.15 Reservation of Common Stock. At least 3,190,000 shares of Common Stock have been duly authorized and reserved for issuance of the Common Shares and the Warrant Shares, which number is no less than 110% of the number of shares of Common Stock needed to provide for the issuance of the Common Shares and Warrant Shares.

3.16 Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Company Disclosure Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

3.17 Representations and Warranties in Documents; No Default. All representations and warranties set forth in this Agreement and the other Transaction Documents are true and correct in all respects on the Effective Date and on the Closing Date (except to the extent that any such representations or warranties relate solely to an earlier date). No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

3.18 Reliance. The Company represents and warrants to the Purchaser and acknowledges and confirms that Purchaser shall be entitled to rely upon the representations and warranties set forth in this Agreement in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation, inquiry, or contrary knowledge or belief of or by or any of Purchaser or its officers, directors or Affiliates.

3.19 Incorporation by Reference. In addition to the foregoing Company representations and warranties, all of the representations and warranties (including all schedules thereto) of the Company and the other Loan Parties pursuant to Article V of the Credit Agreement (the “Credit Agreement Reps”) are incorporated by reference into and made a part of this Agreement in their entirety. The Company acknowledges and agrees that any breach of the Credit Agreement Reps by the Company while any provision of this Agreement remains in full force and effect, for so long as the Credit Agreement is then in full force and effect, shall constitute a breach of the Company’s representations and warranties under this Agreement.

ARTICLE IV

COVENANTS

4.1 Securities Laws; Disclosure; Press Release. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to Purchaser promptly after such filing. The Company shall, on or before the Closing, take such action as is necessary in order to obtain an exemption for or to qualify the Securities for sale to Purchaser under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of any such action so taken to Purchaser on or prior to the Closing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing.

4.2 Reporting Status. Until the earlier of (a) the date that is one year after the date as of which Purchaser may sell all of the Securities without restriction pursuant to Rule 144(b) promulgated under the Securities Act (or successor thereto), and (b) the date as of which Purchaser has sold all of the Securities and the Warrant is no longer outstanding, the Company will file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

4.3 Reservation of Common Stock. The Company will take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 110% of the number of shares of Common Stock needed to provide for the issuance of the maximum number of Additional Shares and 110% of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of the Warrant (without regard to any limitations on exercises).

4.4 Listing of Common Stock. The Company will promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and will maintain, so long as any other shares of Common Stock will be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company will use commercially reasonable efforts to maintain the Common Stock’s authorization for quotation on Nasdaq or other listing or quotation on The NASDAQ Stock Market or listing on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. (as applicable, the “Principal Market”). Neither the Company nor any of its Subsidiaries will take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market. The Company will pay all fees and expenses in connection with satisfying its obligations under this Section 4.4.

4.5 Disclosure of Transactions and Other Material Information.

4.5.1 From and after the filing of any required disclosure materials or other filings with the SEC, Purchaser will not be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in such filing, the omission to state which, in connection with a purchase or sale of securities, would result in the Purchaser’s violating the Securities Act, the Exchange Act, or applicable state securities or Blue Sky laws. From and after the filing of the required materials with the SEC, without the express written consent of the Purchaser, the Company will not, and will cause each of its subsidiaries and each of their respective officers, directors, employees and agents not to, provide Purchaser with any nonpublic information the omission to state which, in connection with a purchase or sale of securities, would result in the Purchaser violating the Securities Act, the Exchange Act, or applicable state securities or Blue Sky laws. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Loan Documents, Purchaser will have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents, provided that Purchaser shall have given the Company at least one Business Day prior notice of such public disclosure. Purchaser will not have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

4.5.2 Except as required by applicable law, no Loan Party nor any of their Affiliates will issue any press releases, shareholder notices or otherwise make any other public disclosures, filings or statements with respect to the transactions contemplated hereby or by the Transaction Documents, the Loan Documents or the IGT Subordinated Debt Documents or disclose the name of Purchaser without the prior consent of Purchaser. Notwithstanding the foregoing, the Company may issue a press release or make a public announcement or disclosure with respect to the transactions contemplated hereby to the extent that the Issuer has been advised by legal counsel that such disclosure is required by law, provided that in such case, the Purchaser will be provided a prior draft of such release, announcement or filing and the Company will review such draft and consult with the Purchaser in connection with any such press release or other public disclosure prior to its release or filing.

4.6 Supplemental Disclosure. As of or prior to the Closing, the Company will promptly supplement or amend in writing each of the Company Disclosure Schedules with respect to any matter of which the Company becomes aware that arises or is discovered after the Effective Date that, if existing or known on the Effective Date, would have been required to be set forth or listed in the Company Disclosure Schedule; provided that, for purposes of determining whether a breach exists with respect to any of the representations and warranties set forth in this Agreement, any such supplemental or amended disclosure will not be deemed to have been disclosed to the Purchaser, unless the Purchaser otherwise consents in writing in its sole and absolute discretion.

4.7 Notification of Certain Matters. The Company will give prompt notice to the Purchaser of (i) the occurrence, or failure to occur, of any event that any Loan Party believes could cause any of the Company’s representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time during or prior to Closing, and (ii) any failure of any Loan Party to comply in any material respect with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

ARTICLE V

LEGEND REMOVAL, TRANSFER, CERTAIN SALES

5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition, such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed in accordance with this Section 5.1.

5.2 Transfer Agent Instructions. The Company will issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit C (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates, registered in the name of Purchaser or its respective nominee(s), for the Additional Shares and the Warrant Shares in such amounts as specified from time to time by Purchaser to the Company upon issuance of the Additional Shares or exercise of the Warrant. If Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or Purchaser provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company will permit the transfer, and, in the case of the Additional Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Purchaser and without the Legend.

ARTICLE VI

CONDITIONS TO THE COMPANY’S OBLIGATION TO ISSUE

6.1 Conditions to the Company’s Obligation to Issue. The obligation of the Company hereunder to issue and sell the Initial Shares and Warrant to Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to the Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i) The representations and warranties of Purchaser shall be true and correct as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing (except for representations and warranties that speak as of a specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing.

ARTICLE VII

CONDITIONS TO PURCHASER’S OBLIGATION TO PURCHASE

7.1 The obligation of Purchaser hereunder to purchase the Initial Shares and Warrant to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for Purchaser’s sole benefit and may be waived by Purchaser at any time in Purchaser’s sole discretion:

(i) Representations and Warranties True; Compliance with Covenants and Conditions. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and

(ii) Officer’s Certificate. The Company shall have delivered an officer’s certificate, in form and substance reasonably acceptable to the Purchaser, as to the accuracy of the Company’s representations and warranties pursuant to ARTICLE III.

ARTICLE VIII

GOVERNING LAW; MISCELLANEOUS

8.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Purchaser agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Purchaser irrevocably consent to personal jurisdiction in the state and federal courts of the State of New York. The Company and the Purchaser consent to process being served in any such suit, action or proceeding by delivering a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.1 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchaser hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.5 Entire Agreement; Amendments. This Agreement, the Credit Agreement, the Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine with confirmed telecopy or email with electronic confirmation of receipt, and, if sent during normal business hours of the recipient, shall be deemed delivered at the time and date of receipt and; if not, then shall be deemed delivered on the next business day (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Company:	Progressive Gaming International Corporation 920 Pilot Road Las Vegas, NV 89119 Attention: Heather A. Rollo Tel. No.: (702) 263-2583 Facsimile No.: (702) 263-1681 E-mail: heather.rollo@pgicorp.net

with copies (which shall not constitute notice) to:	Cooley Godward Kronish LLP 4401 Eastgate Mall San Diego, CA 92121 Attention: Steven M. Przesmicki, Esq. Tel. No.: (858) 550-6070 Facsimile No.: (858) 550-6420 E-mail: przes@cooley.com

If to Purchaser:	Private Equity Management Group Financial Corporation 1 Park Plaza Suite 550 Irvine, CA 92614 Attention: Shiping Xu Tel. No.: (949) 757-0977 Facsimile No.: (949) 757-0978 E-mail: sxu@pemgroup.com with copies (which shall not constitute notice) to:

Sheppard, Mullin, Richter & Hampton LLP

333 S. Hope Street, 48th Floor

Los Angeles, CA 90071

Attention: William M. Scott IV, Esq.

Tel No.: (213) 620-1780

Fax No.: (213) 443-4717

E-mail: bscott@sheppardmullin.com

Each party shall provide notice to the other parties of any change in address.

8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company and Purchaser shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto; provided that Purchaser may assign its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. Subject to the preceding sentence, Purchaser shall be permitted to assign its rights hereunder, in whole or in part.

8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.9 Survival; Indemnification. The representations and warranties of the Company and the agreements and covenants shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless Purchaser and each of Purchaser’s officers, directors, employees, partners, agents and affiliates from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred. The representations and warranties of the Purchaser shall survive the Closing and Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates from and against any and all Losses arising as a result of the breach of such Purchaser’s representations and warranties.

8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.11 Remedies. No provision of this Agreement providing for any remedy to the parties shall limit any remedy which would otherwise be available to the parties at law or in equity. Nothing in this Agreement shall limit any rights Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The parties acknowledge that a breach by one of them of this Agreement will cause irreparable harm to the other party. Accordingly, the parties acknowledge that the remedy at law for a material breach of their obligations under this Agreement will be inadequate and agree, in the event of a breach or threatened breach by the other party of the provisions of this Agreement, that each party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

8.12 Final Agreement. This Agreement, when executed by the parties hereto, shall constitute the final agreement between the parties and upon such execution Purchaser and the Company accept the terms hereof and have no cause of action against each other for prior negotiations preceding the execution of this Agreement.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

By:
Name:
Title:

PURCHASER:

PRIVATE EQUITY MANAGEMENT GROUP FINANCIAL CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

LIST OF EXHIBITS

EXHIBIT A	-	WARRANT

EXHIBIT B	-	REGISTRATION RIGHTS AGREEMENT

EXHIBIT C	-	IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

Exhibit A

to

Common Stock and Warrant Purchase Agreement

FORM OF WARRANT

Exhibit B

to

Common Stock and Warrant Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

Exhibit C

to

Common Stock and Warrant Purchase Agreement

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

List of Schedules

to

Common Stock and Warrant Purchase Agreement

Schedule 3	-	Company Disclosure Schedules

Schedule 3.3	-	Capitalization